UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 2, 2017

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California  91107

(Address of principal executive office, including zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                Results of Operations and Financial Condition.

On August 2, 2017, Tetra Tech, Inc. (the “Registrant”) reported its results of operations for its third fiscal quarter ended July 2, 2017.  A copy of the press release issued by the Registrant concerning the foregoing and the event described in Item 8.01 below is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 8.01.                Other Events.

On August 2, 2017, the Registrant also announced that its Board of Directors has declared a $0.10 per share quarterly cash dividend.  The dividend is payable on September 1, 2017 to stockholders of record as of the close of business on August 17, 2017.  A copy of the press release issued by the Registrant concerning the dividend and the results of operations described in Item 2.02 above is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information contained in Items 2.02 and 8.01, and in the accompanying exhibit, shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.                                        Financial Statements and Exhibits.

(d)         Exhibits

99.1                        Press Release, dated August 2, 2017, reporting the results of operations for the Registrant’s third fiscal quarter ended July 2, 2017, and the declaration of a $0.10 per share quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date:	August 2, 2017	By:	/S/ DAN L. BATRACK
Dan L. Batrack
Chairman and Chief Executive Officer